UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 72.8%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.487%	2/25/36	$880,337	$612,010	(a)
American Home Mortgage Assets, 2006-3 3A12	0.407%	10/25/46	1,725,592	1,068,674	(a)
American Home Mortgage Assets, 2006-6 A1A	0.407%	12/25/46	1,391,376	775,200	(a)
Banc of America Funding Corp., 2005-B 3A1	0.449%	4/20/35	1,802,041	1,553,489	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.897%	9/25/34	351,484	341,863	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.890%	2/25/36	194,580	136,604	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.447%	10/25/35	2,556,932	1,851,733	(a)(b)
Countrywide Alternative Loan Trust, 2004-6CB A	0.507%	5/25/34	928,580	895,038	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.477%	7/25/35	428,923	301,733	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.458%	7/20/35	105,735	70,995	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.449%	7/20/35	1,166,109	853,952	(a)
Countrywide Alternative Loan Trust, 2005-27 1A3	1.697%	8/25/35	4,103,061	3,107,572	(a)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.498%	8/25/35	6,195,305	4,168,520	(a)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.708%	8/25/35	6,164,683	4,544,685	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.547%	10/25/35	474,701	297,428	(a)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.549%	11/20/35	121,677	79,475	(a)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.599%	11/20/35	121,677	26,141	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.487%	1/25/36	70,949	56,407	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.517%	1/25/36	615,353	420,837	(a)
Countrywide Alternative Loan Trust, 2006-0A2 X1P	2.653%	5/20/46	15,061,648	1,203,271	(a)
Countrywide Alternative Loan Trust, 2006-0A9 2A1B	0.419%	7/20/46	435,894	215,350	(a)
Countrywide Home Loans, 2003-HYB1 1A1	2.965%	5/19/33	107,654	108,116	(a)
Countrywide Home Loans, 2004-R1 1AF	0.617%	11/25/34	524,666	442,379	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.637%	11/25/34	263,009	218,879	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.617%	9/25/35	1,420,368	1,190,783	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.637%	7/25/36	835,094	724,126	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.577%	3/25/35	135,415	111,548	(a)(b)
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	486,693	506,887
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	2,020,000	1,989,195	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	140,044
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.929%	5/15/29	346,845	53,994	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO	6.429%	4/15/36	6,017,553	979,974	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.919%	1/15/37	350,683	52,682	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	261,778	22,549
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,882,248	7,977,313
Federal Home Loan Mortgage Corp. (FHLMC), 3843 SY, IO	6.429%	10/15/39	21,711,371	3,087,055	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3886 SA, IO	6.279%	7/15/41	9,947,194	1,603,027	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE	5.000%	7/15/41	5,000,000	5,984,500
Federal Home Loan Mortgage Corp. (FHLMC), 3990 GS, IO, PAC	6.379%	3/15/41	23,713,995	5,351,222	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	7,368,039	841,968

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	$2,029,758	$243,616
Federal Home Loan Mortgage Corp. (FHLMC), 4057 IL, IO	3.000%	6/15/27	50,448,873	6,107,795
Federal Home Loan Mortgage Corp. (FHLMC), 4057 QI, IO	3.000%	6/15/27	47,392,864	5,695,044
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.829%	4/15/39	17,650,711	4,264,354	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.729%	6/15/42	8,186,146	1,590,891	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.779%	6/15/42	19,741,136	5,063,128	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.779%	6/15/42	19,646,314	5,042,152	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 SB, IO	5.779%	7/15/42	8,929,803	2,065,274	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4085 IO	3.000%	6/15/27	7,538,204	1,079,735
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	11,752,543	1,552,644
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	264,076	22,496
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	4,090,522	4,790,940
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 262 S5, IO	6.279%	7/15/42	6,580,198	2,030,444	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	5,459,025	373,752	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	4,020,259	385,163	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	21,842,252	1,850,934	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.399%	6/25/21	32,215,632	2,768,998	(a)
Federal National Mortgage Association (FNMA), 2003-22, IO	6.000%	4/25/33	604,643	105,963
Federal National Mortgage Association (FNMA), 2004-100 FA	0.417%	1/25/35	2,091,098	2,093,181	(a)
Federal National Mortgage Association (FNMA), 2007-50 DS, IO	5.884%	6/25/37	11,455,484	1,784,591	(a)
Federal National Mortgage Association (FNMA), 2009-59 LB	5.923%	8/25/39	3,921,219	4,345,144	(a)
Federal National Mortgage Association (FNMA), 2009-6 KZ	5.000%	2/25/49	3,602,272	4,027,284
Federal National Mortgage Association (FNMA), 2009-74 TX	5.000%	9/25/39	5,000,000	5,723,407
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	2,417,794	2,812,240
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.284%	10/25/40	879,652	131,127	(a)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.314%	1/25/41	5,515,011	974,233	(a)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.314%	1/25/41	5,515,011	974,233	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Federal National Mortgage Association (FNMA), 2010-2 AI, IO	5.500%	2/25/40	$3,632,685	$478,765
Federal National Mortgage Association (FNMA), 2010-38 SA, IO	6.184%	4/25/40	2,888,999	384,203	(a)
Federal National Mortgage Association (FNMA), 2010-59 PC	5.000%	6/25/40	19,140,000	22,582,128
Federal National Mortgage Association (FNMA), 2010-62 PS, IO	6.374%	11/25/39	8,342,601	970,376	(a)
Federal National Mortgage Association (FNMA), 2010-84 SK, IO	6.344%	8/25/40	13,972,227	2,388,920	(a)
Federal National Mortgage Association (FNMA), 2011-144 PT	11.006%	1/25/38	4,539,376	5,639,110	(a)
Federal National Mortgage Association (FNMA), 2011-146 SE, IO	6.184%	1/25/42	12,328,697	2,403,821	(a)
Federal National Mortgage Association (FNMA), 2011-15 AB	9.750%	8/25/19	1,665,898	1,912,709
Federal National Mortgage Association (FNMA), 2011-51 SM, IO	5.634%	6/25/41	29,980,189	4,909,637	(a)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	321,300	392,528
Federal National Mortgage Association (FNMA), 2011-59 YS, IO	6.484%	11/25/40	28,011,844	3,886,128	(a)
Federal National Mortgage Association (FNMA), 2011-62 LS, IO	6.384%	1/25/32	16,285,682	2,835,106	(a)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.464%	7/25/41	340,332	55,276	(a)
Federal National Mortgage Association (FNMA), 2011-87 SH, IO	6.334%	3/25/41	20,389,947	3,446,519	(a)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.734%	9/25/41	42,533,695	7,508,618	(a)
Federal National Mortgage Association (FNMA), 2011-99 KI, IO	4.500%	12/25/25	3,634,791	470,438
Federal National Mortgage Association (FNMA), 2012-14 JS, IO	6.434%	12/25/30	26,873,046	5,319,154	(a)
Federal National Mortgage Association (FNMA), 2012-14 SL, IO	6.334%	12/25/40	18,715,120	4,357,606	(a)
Federal National Mortgage Association (FNMA), 2012-25 AI, IO	3.500%	3/25/27	1,230,570	173,576
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	18,100,000	21,503,433
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	5,000,000	5,630,332
Federal National Mortgage Association (FNMA), 2012-3 DS, IO	5.734%	2/25/42	27,536,877	4,499,019	(a)
Federal National Mortgage Association (FNMA), 2012-30 QS, IO	6.384%	4/25/31	4,512,429	723,186	(a)
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	16,600,000	18,831,546
Federal National Mortgage Association (FNMA), 2012-35 SQ, IO	6.384%	4/25/42	7,141,368	1,388,239	(a)
Federal National Mortgage Association (FNMA), 2012-42 S, IO	5.884%	6/25/39	941,684	136,821	(a)
Federal National Mortgage Association (FNMA), 2012-43 AI, IO	3.500%	4/25/27	25,060,295	3,208,903
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	3,200,000	3,831,760
Federal National Mortgage Association (FNMA), 2012-63 DS, IO	6.334%	3/25/39	25,078,172	5,523,841	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Federal National Mortgage Association (FNMA), 2012-67 GS, IO	5.734%	7/25/42	$30,960,503	$7,411,790	(a)
Federal National Mortgage Association (FNMA), 2012-67 KS, IO	5.734%	7/25/42	14,018,976	3,575,663	(a)
Federal National Mortgage Association (FNMA), 2012-68 SM, IO	5.834%	7/25/42	13,234,589	3,251,332	(a)
Federal National Mortgage Association (FNMA), 2012-70 IW, IO	3.000%	2/25/27	5,578,485	641,976
Federal National Mortgage Association (FNMA), 2012-75 DS, IO	5.734%	7/25/42	34,803,890	8,818,568	(a)
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.384%	7/25/42	14,311,196	3,085,830	(a)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	1,960,000	2,293,057
Federal National Mortgage Association (FNMA), 2012-83 AS, IO	5.304%	8/25/42	19,623,902	4,058,445	(a)
Federal National Mortgage Association (FNMA), 2012-83 YS, IO	5.184%	8/25/42	14,058,454	2,985,733	(a)
Federal National Mortgage Association (FNMA), 364 13, IO	6.000%	9/1/35	588,099	84,040
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/1/38	1,135,964	144,691
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/1/37	796,352	101,082
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	134,016	19,007
Federal National Mortgage Association (FNMA), 407 42, IO	6.000%	1/25/38	409,545	58,709
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	3,991,944	605,027
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/1/35	10,418,046	1,251,226
Government National Mortgage Association (GNMA), 2002-57 FK	0.721%	8/16/32	1,625,932	1,645,291	(a)
Government National Mortgage Association (GNMA), 2003-94 SD, IO	6.339%	7/16/33	91,499	17,794	(a)
Government National Mortgage Association (GNMA), 2004-59 FP	0.521%	8/16/34	2,626,139	2,654,537	(a)
Government National Mortgage Association (GNMA), 2004-81 SK, IO	5.979%	10/16/34	2,820,402	606,965	(a)
Government National Mortgage Association (GNMA), 2006-25 SI, IO	6.482%	5/20/36	3,050,902	525,331	(a)
Government National Mortgage Association (GNMA), 2007-17 IB, IO	6.032%	4/20/37	14,202,923	3,049,024	(a)
Government National Mortgage Association (GNMA), 2007-26 SL, IO	6.579%	5/16/37	3,925,702	828,817	(a)
Government National Mortgage Association (GNMA), 2007-45 QB, IO	6.382%	7/20/37	4,098,320	661,119	(a)
Government National Mortgage Association (GNMA), 2009-047 KS, IO	5.829%	6/16/39	14,523,472	1,893,952	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO	6.279%	8/16/39	10,976,378	1,111,967	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	0.239%	11/20/59	2,412,287	2,486,026	(a)
Government National Mortgage Association (GNMA), 2010-003 SC, IO	6.332%	1/20/35	12,864,462	1,337,948	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.879%	11/16/34	7,200,180	1,462,459	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Government National Mortgage Association (GNMA), 2010-013, IO	1.106%	11/16/51	$71,603,306	$3,483,644	(a)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.779%	2/16/40	302,245	56,935	(a)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.932%	2/20/40	15,523,224	2,650,937	(a)
Government National Mortgage Association (GNMA), 2010-026 QS, IO	6.032%	2/20/40	18,545,511	3,261,760	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.282%	3/20/39	358,140	57,438	(a)
Government National Mortgage Association (GNMA), 2010-031 SA, IO	5.532%	3/20/40	40,415,024	7,008,539	(a)
Government National Mortgage Association (GNMA), 2010-031 SD, IO	6.332%	5/20/33	5,793,251	1,401,680	(a)
Government National Mortgage Association (GNMA), 2010-031 SL, IO	5.879%	11/16/34	3,335,399	673,841	(a)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.482%	3/20/40	18,807,261	3,132,579	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	7,554,940	648,966
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.262%	4/20/40	64,923	11,953	(a)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.332%	12/20/38	1,057,978	150,354	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.282%	5/20/40	2,356,109	429,456	(a)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	3,700,000	4,228,754
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.779%	5/16/40	2,673,236	556,293	(a)
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.282%	5/20/40	2,193,626	355,491	(a)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.282%	5/20/40	801,341	129,106	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.432%	1/20/40	180,968	30,947	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO	4.500%	9/20/37	1,400,000	227,398
Government National Mortgage Association (GNMA), 2010-101 S, IO, PAC	5.782%	8/20/40	34,149,937	6,238,234	(a)
Government National Mortgage Association (GNMA), 2010-102, IO	1.653%	6/16/52	10,416,410	764,044	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC	4.500%	12/20/37	1,914,637	227,709
Government National Mortgage Association (GNMA), 2010-109 MI, IO	4.500%	10/20/37	3,671,872	378,881
Government National Mortgage Association (GNMA), 2010-118, IO	1.835%	4/16/53	24,373,206	2,019,052	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	25,000,023	4,115,424
Government National Mortgage Association (GNMA), 2010-168 MI, IO	4.500%	7/20/37	5,750,676	504,560
Government National Mortgage Association (GNMA), 2010-H02 FA	0.915%	2/20/60	6,245,413	6,305,204	(a)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.779%	3/16/41	63,725	8,524	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	2,274,496	217,348

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Government National Mortgage Association (GNMA), 2011-040 MI, IO	4.500%	1/16/38	$5,060,879	$510,494
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.909%	2/16/36	17,525,295	2,111,015	(a)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.479%	12/16/36	228,208	31,193	(a)
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,332,692
Government National Mortgage Association (GNMA), 2011-128 TS, IO	5.829%	5/16/41	24,935,499	5,173,525	(a)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,846,760
Government National Mortgage Association (GNMA), 2011-2 NS, IO, PAC	5.859%	3/16/39	1,654,480	247,744	(a)
Government National Mortgage Association (GNMA), 2011-73 PS, IO, PAC	6.452%	1/20/39	16,361,622	2,207,471	(a)
Government National Mortgage Association (GNMA), 2011-99 DS, IO	5.879%	7/16/41	32,029,199	6,979,573	(a)
Government National Mortgage Association (GNMA), 2012-13 SK, IO	6.432%	2/20/41	10,835,028	1,923,197	(a)
Government National Mortgage Association (GNMA), 2012-21 QS, IO, PAC	6.432%	2/20/42	12,644,515	2,714,157	(a)
Government National Mortgage Association (GNMA), 2012-38 MI, IO, PAC	4.000%	3/20/42	35,445,706	7,268,064
Government National Mortgage Association (GNMA), 2012-47 CI, IO, PAC	4.000%	3/20/42	35,343,730	5,732,347
Government National Mortgage Association (GNMA), 2012-51 GI, IO, PAC	3.500%	7/20/40	3,944,893	627,260
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.498%	6/25/34	2,503,266	2,295,486	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.567%	1/25/35	2,033,824	1,675,842	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.567%	3/25/35	4,287,561	3,565,768	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	261,461	212,447	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.567%	1/25/36	4,115,316	3,394,677	(a)(b)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.419%	9/19/46	683,042	481,219	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.957%	12/25/34	5,455,587	4,746,647	(a)
IMPAC CMB Trust, 2004-07 1A1	0.957%	11/25/34	807,774	770,758	(a)
IMPAC CMB Trust, 2004-10 3A1	0.917%	3/25/35	763,959	707,071	(a)
IMPAC CMB Trust, 2007-A A	0.467%	5/25/37	269,330	260,960	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.017%	11/25/34	123,403	123,338	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.537%	3/25/36	552,012	321,036	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.680%	3/25/35	314,184	266,352	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.171%	10/25/35	968,398	845,898	(a)
Indymac Index Mortgage Loan Trust, 2007-AR7 1A1	4.811%	11/25/37	4,434,985	3,940,952	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.407%	5/25/46	307,969	185,860	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.346%	12/25/34	22,932	21,346	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.427%	4/25/46	257,207	171,113	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.417%	5/25/47	320,735	208,592	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.190%	5/25/36	1,080,589	1,013,935	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.009%	8/25/34	343,699	320,038	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.287%	6/25/36	66,167	30,294	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - Continued
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.407%	9/25/46	$496,841	$352,086	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.717%	2/25/35	582,502	517,845	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,484,061	2,399,414	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.967%	5/25/35	64,630	64,167	(a)
Residential Funding Mortgage Securities I	3.109%	8/25/35	8,592,496	6,079,638	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.819%	8/25/34	2,516,684	2,488,852	(a)
Structured ARM Loan Trust, 2004-17 A1	1.328%	11/25/34	161,606	159,085	(a)
Structured ARM Loan Trust, 2005-02 A2	0.467%	2/25/35	400,313	317,560	(a)
Structured ARM Loan Trust, 2005-05 A3	0.447%	5/25/35	149,987	149,281	(a)
Structured ARM Loan Trust, 2005-11 3A	2.709%	5/25/35	2,676,300	2,240,989	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.397%	7/25/46	325,348	211,313	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.801%	9/25/33	1,231,093	1,222,098	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.567%	3/25/35	396,641	324,107	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.567%	4/25/35	1,531,114	1,236,246	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.567%	6/25/35	577,836	466,797	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.117%	3/25/44	61,966	56,720	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.159%	9/25/37	2,234,810	2,238,365	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.118%	9/25/37	84,392	86,785	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.471%	3/16/30	2,308,083	1,370,965	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.704%	2/25/37	3,590,893	2,809,527	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.593%	3/25/37	2,833,276	2,064,893	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.537%	8/25/45	1,705,516	1,561,740	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.507%	10/25/45	136,407	124,335	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.497%	11/25/45	263,590	225,799	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.487%	12/25/45	960,198	876,903	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.507%	12/25/45	108,524	98,975	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.128%	7/25/46	397,695	294,258	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.898%	6/25/47	660,596	504,990	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.453%	6/25/33	217,515	224,483	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $448,565,722)				460,233,473

ASSET-BACKED SECURITIES - 3.8%
ACE Securities Corp., 2004-OP1 M1	0.997%	4/25/34	1,310,516	1,160,998	(a)
ACE Securities Corp., 2005-SD3 A	0.617%	8/25/45	106,612	103,065	(a)
ACE Securities Corp., 2006-GP1 A	0.347%	2/25/31	73,675	64,054	(a)
ACE Securities Corp., 2006-SD1 A1B	0.567%	2/25/36	397,794	388,532	(a)
ACE Securities Corp., 2006-SL2 A	0.557%	1/25/36	1,169,233	153,311	(a)
Ameriquest Mortgage Securities Inc., 2004-R7 A6	0.587%	8/25/34	4,991	4,976	(a)
Argent Securities Inc., 2004-W6 AF	3.623%	5/25/34	1,100,241	1,072,942
Bayview Financial Acquisition Trust, 2006-B 2A4	0.486%	4/28/36	622,022	590,742	(a)
Compucredit Acquired Portfolio Voltage Master Trust, 2006-1A A1	0.391%	9/17/18	574,176	557,618	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - Continued
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	$68,178	$59,225	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.547%	7/25/36	1,154,413	664,829	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.511%	2/15/34	678,805	465,366	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.361%	7/15/36	169,555	108,109	(a)
EMC Mortgage Loan Trust, 2006-A A1	0.667%	12/25/42	1,533,254	1,248,787	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.427%	11/25/36	414,163	276,215	(a)
GSAMP Trust, 2003-SEA A1	0.617%	2/25/33	175,957	139,500	(a)
GSAMP Trust, 2004-SEA2 M2	1.467%	3/25/34	7,000,000	4,338,747	(a)
GSAMP Trust, 2006-S4 A1	0.307%	5/25/36	121,620	18,624	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.347%	6/25/36	384,662	68,901	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.042%	9/25/31	967,953	702,347	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.367%	3/25/36	583,963	249,792	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.692%	11/25/33	13,702	10,455	(a)
Novastar Home Equity Loan, 2003-2 A2	0.897%	9/25/33	700,230	655,487	(a)
Quest Trust, 2005-X1 M2	1.017%	3/25/35	5,000,000	4,306,453	(a)(b)
RAAC Series, 2005-SP2 2A	0.517%	6/25/44	3,926,600	3,229,095	(a)
RAAC Series, 2006-RP2 A	0.467%	2/25/37	89,967	84,666	(a)(b)
RAAC Series, 2006-RP3 A	0.487%	5/25/36	1,378,906	1,123,174	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.717%	12/25/33	663,003	591,850	(a)
Residential Funding Securities LLC, 2003-RP2 A1	0.667%	6/25/33	115,550	110,977	(a)(b)
SACO I Trust, 2006-4 A1	0.557%	3/25/36	398,274	240,137	(a)
SACO I Trust, 2006-6 A	0.477%	6/25/36	594,870	330,770	(a)
SACO I Trust, 2006-7 A1	0.477%	7/25/36	121,597	67,093	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.897%	1/25/33	355,013	320,714	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.437%	2/25/36	1,477,795	120,110	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.647%	3/25/37	317,958	307,596	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $28,715,329)				23,935,257

MORTGAGE-BACKED SECURITIES - 20.0%
FHLMC - 1.7%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	7,688	8,558
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	340,118	387,452
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33-11/1/41	2,816,385	3,109,685
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-7/1/32	913,902	1,068,643
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-4/1/37	1,676,452	1,890,146
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17-1/1/32	785,282	863,523
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	3,296	3,356
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/33	2,840,474	3,108,607
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	88,288	96,780

Total FHLMC				10,536,750

FNMA - 9.3%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/15/16	1,880	1,895
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	7,725	8,448
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/16	302,378	328,014
Federal National Mortgage Association (FNMA)	6.500%	7/1/16-6/1/32	65,900	74,439
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	920,728	1,004,107
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	240,331	289,007

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - Continued
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	$60	$61
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	3,806	4,488
Federal National Mortgage Association (FNMA)	7.000%	1/1/25-9/1/34	13,980,587	16,261,259
Federal National Mortgage Association (FNMA)	6.000%	2/1/29-2/1/37	5,633,244	6,349,717
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	629,959	741,130
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	6,991,590	7,670,209
Federal National Mortgage Association (FNMA)	4.000%	12/1/41	22,599,970	24,394,348
Federal National Mortgage Association (FNMA)	3.500%	10/11/42	1,500,000	1,609,219	(c)

Total FNMA				58,736,341

GNMA - 9.0%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	111,362	125,351
Government National Mortgage Association (GNMA)	7.000%	2/15/28-3/15/36	9,568,282	11,443,023
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	320,879	356,476
Government National Mortgage Association (GNMA)	6.500%	10/15/31-10/20/37	2,563,380	2,970,071
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,419,715	1,629,314
Government National Mortgage Association (GNMA)	4.500%	2/15/40-3/15/40	6,027,406	6,678,470
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/20/41	25,090,681	27,934,371
Government National Mortgage Association (GNMA)	2.073%	6/20/60	5,282,878	5,613,587	(a)
Government National Mortgage Association (GNMA) II	1.310%	8/20/58	131,886	133,469	(a)

Total GNMA				56,884,132

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $120,091,209)				126,157,223

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $597,372,260)				610,325,953

SHORT-TERM INVESTMENTS - 4.0%
U.S. Government Agencies - 2.1%
Federal Agricultural Mortgage Corp. (FAMC), Discount Notes	0.120%	1/3/13	1,500,000	1,499,844	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.115%	12/24/12	12,100,000	12,099,153	(d)

Total U.S. Government Agencies (Cost - $13,596,285)				13,598,997

Repurchase Agreements - 1.9%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity $11,800,148; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value $12,036,358) (Cost - $11,800,000)	0.150%	10/1/12	11,800,000	11,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $25,396,285)				25,398,997

TOTAL INVESTMENTS - 100.6% (Cost - $622,768,545#)				635,724,950
Liabilities in Excess of Other Assets - (0.6)%				(3,516,196)

TOTAL NET ASSETS - 100.0%				$632,208,754

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2012

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (formerly known as Legg Mason Western Asset Mortgage Backed Securities Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$460,233,473	—	$460,233,473
Asset-backed securities	—	23,935,257	—	23,935,257
Mortgage-backed securities	—	126,157,223	—	126,157,223

Total long-term investments	—	$610,325,953	—	$610,325,953

Short-term investments†	—	25,398,997	—	25,398,997

Total investments	—	$635,724,950	—	$635,724,950

Other financial instruments:
Futures contracts	$69,076	—	—	$69,076
Total return swaps	—	$92,657	—	92,657

Total other financial instruments	$69,076	$92,657	—	$161,733

Total	$69,076	$635,817,607	—	$635,886,683

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$143,622	—	—	$143,622
Interest rate swaps	—	$871,960	—	871,960
Total return swaps‡	—	579,517	—	579,517

Total	$143,622	$1,451,477	—	$1,595,099

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held interest rate swaps and total return swaps with credit related contingent features which had a liability position of $1,451,477. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,100,000, which could be used to reduce the required payment.

(j)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,866,114
Gross unrealized depreciation	(18,909,709)

Net unrealized appreciation	$12,956,405

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	207	12/12	$25,752,532	$25,798,992	$46,460
U.S. Treasury 10-Year Notes	52	12/12	6,933,161	6,941,188	8,027
U.S. Treasury Ultra Long-Term Bonds	91	12/12	15,149,428	15,034,906	(114,522)

					$(60,035)

Contracts to Sell:
U.S. Treasury 2-Year Notes	300	12/12	66,130,275	66,159,375	(29,100)
U.S. Treasury 30-Year Bonds	47	12/12	7,035,214	7,020,625	14,589

					$(14,511)

Net unrealized loss on open futures contracts					$(74,546)

At September 30, 2012, the Fund held TBA securities with a total cost of $1,587,070.

At September 30, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
UBS Warburg LLC	$50,000,000	4/13/17	1.920% semi-annually	3-Month LIBOR	—	$(871,960)

TOTAL RETURN SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$50,000,000	10/1/12	1-Month LIBOR‡	LD10 TRUU †	—	$92,657 *
Barclays Capital Inc.	20,000,000	11/1/12	1-Month LIBOR‡	30-Year Treasury 3.500%†	—	—
Barclays Capital Inc.	20,000,000	11/1/12	1-Month LIBOR‡	30-Year Treasury 3.000%†	—	—
Goldman Sachs Group Inc.	20,986,860	1/12/41	1-Month LIBOR‡	IOS.FN30.400.10†	$125,480	(704,997)

Total	$110,986,860				$125,480	$(612,340)

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$69,076	$(143,622)	$(1,451,477)	$(1,526,023)
Credit Risk	—	—	92,657	92,657

Total	$69,076	$(143,622)	$(1,358,820)	$(1,433,366)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$58,668,852
Futures contracts (to sell)	138,150,533

Average Notional Balance
Interest rate swap contracts	$30,000,000
Total return swap contracts	116,762,883

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012